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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 19, 2007

                           SOUTHSIDE BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

             Texas                      0-12247                75-1848732
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)       Identification Number)

            1201 S. Beckham, Tyler, Texas                       75701
       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (903) 531-7111

                                       NA
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under Securities
     Act (17 CFR 230-425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 19, 2007, Southside Bancshares, Inc. issued a press release announcing financial results for the three months ended March 31, 2007, reporting earnings of $3.8 million and diluted earnings per common share of $0.29. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference. The press release includes information regarding interest income on a taxable equivalent basis or FTE. FTE is a non-GAAP performance measure used by management in operating the business which management believes provides investors with a more accurate picture of the interest yield, spread and margin for comparative purposes.

         The information in this Current Report on Form 8-K, including the attached exhibit, is being furnished as provided in General Instruction B.2 to Form 8-K, to the Securities and Exchange Commission and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(D) Exhibits. The following materials are furnished as exhibits to this Current Report on Form 8-K:

EXHIBIT
NUMBER      DESCRIPTION OF EXHIBIT
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99.1        Press release dated April 19, 2007

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SOUTHSIDE BANCSHARES, INC.


Date: April 20, 2007                               By: /s/ Julie Shamburger
                                                       -------------------------
                                                       Julie Shamburger, CPA
                                                       Senior Vice President and
                                                       Controller